UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 16, 2008

RES-CARE, INC.

(Exact Name of Registrant as specified in Charter)

Kentucky	0-20372	61-0875371
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9901 Linn Station Road, Louisville, Kentucky		40223
(Address of principal executive offices)		(Zip code)

(502) 394-2100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3

Item 1.01 Entry into a Material Definitive Agreement

On April 11, 2008, Res-Care, Inc. entered into new employment agreements with three of its executive officers: Vincent F. Doran, Paul G. Dunn, and David W. Miles. The agreements are substantially similar to each other, have been approved by the Executive Compensation Committee of the Board of Directors (referred to as Committee) and the Board of Directors, and are filed as exhibits to this Report on Form 8-K.

Mr. Doran’s Agreement

Position:  President, Employment and Training Services Group

Term:  Effective as of January 1, 2008 to December 31, 2011 and may be renewed at the Company’s option with Mr. Doran’s consent for successive one-year terms unless terminated in accordance with the agreement.

Base Salary:  Effective January 1, 2008, Mr. Doran’s base salary will be $325,000. The base salary increases annually beginning with January 1, 2009 by the greater of 5% or the annual percentage increase in the Consumer Price Index for All Urban Consumers, All Items.

Incentive Bonus:  The Company must meet or exceed 90% of its annual net income target in order to pay any bonus.  Mr. Doran is eligible for a bonus of up to a total of 100% of his base salary.   A maximum of 60% of the bonus is based on the Company’s net income performance and a maximum of 60% is based on the performance of the Employment and Training Services Group.  The sum of the Company and Group bonus percentages must equal 100% and are established annually by the Committee.  The Group performance criteria and the relative weights assigned to these criteria are also established annually by the Committee.

Restricted Stock Awards:  Provided Mr. Doran is then an employee, the Company will award him 5,000 restricted shares of common stock on July 15, 2008.  Twenty-five percent of the restricted shares will vest on June 1 of each year, beginning on June 1, 2009 and ending on June 1, 2012, provided that Mr. Doran continues to be employed by the Company.

In addition, commencing in 2009 and each year during the term of the agreement, Res-Care will award Mr. Doran the number of common shares equal to $100,000 divided by the closing price on the award date, provided he continues to be employed by Res-Care and the Company’s net income is at least 95% of a net income target for the year that is at least 10% higher than the net income target for the preceding year.  The awards will vest immediately.

In the event of Mr. Doran’s death, permanent disability or a Change of Control of the Company as defined in Res-Care’s 2005 Omnibus Incentive Compensation Plan, all of the then unvested shares will vest immediately.

Other:  The Company will pay the portion of reasonable and customary costs of an annual  physical examination that are not paid by Mr. Doran’s health insurance. Mr. Doran will also receive a monthly automobile allowance equal to the  allowance authorized under the federal Job Corps program.

Termination:  If the employment agreement is terminated without cause by Res-Care or because Res-Care elects not to renew the employment agreement, Mr. Doran is entitled to receive his base salary for 12 months after termination. If Mr. Doran voluntarily terminates his employment, or elects not to renew the employment agreement at the end of its term, he will receive his salary through the date of termination.  In all of these cases, he is also entitled to receive any earned but unpaid incentive bonus for a calendar year ending before or at termination.

If Mr. Doran becomes disabled during the term of the agreement he will continue to receive his base salary until the earlier of the termination of the agreement due to disability as provided in the agreement, or the commencement of disability benefits under the Company’s benefit plan. In addition, if the disability benefits do not equal 100% of base salary, Mr. Doran will receive the difference between his base salary and the disability payment until the agreement terminates due to disability.  He would also receive any earned but unpaid incentive bonus for a calendar year ending before termination.

Restrictive Covenants:  Mr. Doran agrees not to compete with Res-Care during his employment and for twelve months after termination of his employment, including by means of expiration of the agreement. He also agrees to maintain confidentiality of Company information and not to disparage the Company or its employees.

Mr. Dunn’s Agreement

Position:  President – Arbor E&T

Term:  Effective as of January 1, 2008 to December 31, 2011 and may be renewed at the Company’s option with Mr. Dunn’s consent for successive one-year terms unless terminated in accordance with the terms of the agreement.

Base Salary:  Effective January 1, 2008, Mr. Dunn’s base salary will be $250,000.  The base salary increases annually beginning with January 1, 2009 by the greater of 5% or the annual percentage increase in the Consumer Price Index for All Urban Consumers, All Items.

Incentive Bonus:  The Company must meet or exceed 90% of its annual net income target in order to pay any bonus.  Mr. Dunn is eligible for a bonus of up to a total of 100% of his base salary.   A maximum of 60% of the bonus is based on the Company’s net income performance and a maximum of 60% is based on the performance of the Arbor E&T unit.  The sum of the Company and the unit bonus percentages must equal 100% and are established annually by the Committee.  The unit performance criteria and the relative weights assigned to those criteria are also established annually by the Committee.

Restricted Stock Awards:  Provided that Mr. Dunn is then an employee, the Company will award him 5,000 restricted shares of common stock on July 15, 2008.  Twenty-five percent of the restricted shares will vest on June 1 of each year, beginning on June 1, 2009 and ending in June 1, 2012, provided that Mr. Dunn continues to be employed by the Company.

In addition, commencing in 2009 and each year during the term of the agreement, Res-Care will award Mr. Dunn the number of common shares equal to $100,000 divided by the closing price on the award date, provided he continues to be employed by Res-Care and the Company’s net income is at least 95% of a net income target for the year that is at least 10% higher than the net income target for the preceding year.  The awards will vest immediately.

In the event of Mr. Dunn’s death, permanent disability or a Change of Control of Res-Care as defined in Res-Care’s 2005 Omnibus Incentive Compensation Plan, all of the then unvested shares will vest immediately.

Termination:  If the employment agreement is terminated without cause by Res-Care or is terminated because Res-Care elects not to renew the employment agreement, Mr. Dunn is entitled to receive his base salary for 12 months after termination.  If Mr. Dunn voluntarily terminates his employment, or elects not to renew the employment agreement at the end of its term, he will receive his salary through the date of termination.  In all of these cases, he is also entitled to receive any earned but unpaid incentive bonus for a calendar year ending before or at termination.

If Mr. Dunn becomes disabled during the term of the Agreement he will continue to receive his base salary until the earlier of the termination of the agreement due to disability as provided in the agreement, or the commencement of disability benefits under the Company’s benefit plan. In addition, if the disability benefits do not equal 100% of base salary, Mr. Dunn will receive the difference between his base salary and the disability payment until the agreement terminates due to disability.  He would also receive any earned but unpaid incentive bonus for a calendar year ending before termination.

Restrictive Covenants:  Mr. Dunn agrees not to compete with Res-Care during his employment and for twelve months after termination of his employment. If the agreement terminates by means of expiration of the agreement regardless of which party chooses not to renew, he will not compete with Res-Care for eighteen months after termination of employment. He also agrees to maintain confidentiality of Company information and not to disparage the Company or its employees.

Mr. Miles’ Agreement

Position:  Executive Vice President and Chief Financial Officer

Term:  Effective as of January 1, 2008 to December 31, 2011 and may be renewed at the Company’s option with Mr. Doran’s consent for successive one-year terms.

Base Salary:  Effective January 1, 2008, Mr. Miles’ base salary will be $300,000. The base salary increases annually beginning with January 1, 2009 by the greater of 5% or the annual percentage increase in the Consumer Price Index for All Urban Consumers, All Items.

Incentive Bonus:  The Company must meet or exceed 90% of its annual net income target in order to pay any bonus.  Mr. Miles is eligible for a bonus of up to a total of 100% of his base salary.   A maximum of 60% of the bonus is based on the Company’s net income performance and a maximum of 60% is based on the performance of the corporate financial functions he oversees.  The sum of the Company and the department bonus percentages must equal 100% and are established annually by the Committee.  The department performance criteria and the relative weights assigned to them are also established annually by the Committee.

Restricted Stock Awards:  Provided that Mr. Miles is then an employee, the Company will award him 5,000 restricted shares of common stock on July 15, 2008.  Twenty-five percent of the restricted shares will vest on June 1 of each year, beginning on June 1, 2009 and ending in June 1, 2012, provided that Mr. Miles continues to be employed by the Company.

In addition, commencing in 2009 and each year during the term of the agreement, Res-Care will award Mr. Miles the number of Res-Care common shares equal to $100,000 divided by the closing price on the award date, provided he continues to be employed by Res-Care and the Company’s net income is at least 95% of a net income target for the year that is at least 10% higher than the net income target for the proceeding year.  The awards will vest immediately.

In the event of Mr. Miles’ death, permanent disability or a Change of Control of the Company as defined in Res-Care’s 2005 Omnibus Incentive Compensation Plan, all of the then unvested shares shall vest immediately upon such occurrence.

Termination:  If the employment agreement is terminated without cause by ResCare or is terminated because ResCare elects not to renew the employment agreement, Mr. Miles is entitled to receive his base salary for 12 months after termination.  If Mr. Miles voluntarily terminates his employment, or elects not to renew the employment agreement at the end of its term, he will receive his salary through the date of termination.  In all of these cases, he is also entitled to receive any earned but unpaid incentive bonus for a calendar year ending before or at termination.

If the employment agreement is terminated without cause by Res-Care within two years after a Change of Control, as defined in the 2005 Incentive Compensation Plan, Mr. Miles is entitled to receive a lump sum payment equal to two times his then current base salary.  He is also entitled to receive any earned but unpaid incentive bonus for a calendar year ending before termination and a pro-rated incentive bonus for the current year through the date of termination.

If Mr. Miles becomes disabled during the term of the Agreement he will continue to receive his base salary until the earlier of the termination of the agreement due to disability as provided in the agreement, or the commencement of disability benefits under the Company’s benefit plan. In addition, if the disability benefits do not equal 100% of base salary, Mr. Miles will receive the difference between his base salary and the disability payment until the agreement terminates due to disability.  He would also receive any earned but unpaid incentive bonus for a calendar year ending before termination.

Restrictive Covenants:  Mr. Miles agrees not to compete with Res-Care during his employment and for twelve months after termination of his employment, including by means of expiration of the agreement. He also agrees to maintain confidentiality of Company information and not to disparage the Company or its employees.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
10.1	Employment Agreement for Vincent F. Doran
10.2	Employment Agreement for Paul G. Dunn
10.3	Employment Agreement for David W. Miles

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RES-CARE, INC.

Date: April 16, 2008	By	/s/ David W. Miles
David W. Miles
Executive VP & CFO

Exhibit Index

Exhibit Number	Description of Exhibit
10.1	Employment Agreement for Vincent F. Doran
10.2	Employment Agreement for Paul G. Dunn
10.3	Employment Agreement for David W. Miles